UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ATLAS U.S. TACTICAL INCOME FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ATLAS U.S. TACTICAL INCOME FUND, INC.

Buchanan Office Center, Suite 201, Road 165 #40

Guaynabo, Puerto Rico 00968

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on January 27, 2023

To the Shareholders of Atlas U.S. Tactical Income Fund, Inc.:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Atlas U.S. Tactical Income Fund, Inc. (the “Company”), a Puerto Rico corporation, will be held at the offices of the Company, Buchanan Office Center, Suite 201, Road 165 #40, Guaynabo, Puerto Rico 00968, on January 27, 2023 at 10:00 a.m., Atlantic time (the “Meeting”), for the following purposes (each a “Proposal”):

1.	To elect the nominees to the Board of Directors of the Company to serve until the next annual shareholder meeting or until their successors are elected and qualified.

2.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

The Board of Directors has fixed the close of business on December 16, 2022, as the record date for the determination of shareholders entitled to notice of, and to vote, at the Meeting or any adjournments thereof.

The Board unanimously recommends that you cast your vote “FOR” the
Proposal to elect the nominees to the Board of Directors of the Company.

The Company has enclosed a copy of the proxy statement and proxy card. A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at https://vote.proxyonline.com/ultimus/docs/atlas2023.pdf. To assure your representation at the Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the Meeting.

If you attend the Meeting, you may revoke your proxy and vote your shares in person.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD TO AVOID UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

We urge all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet). Additionally, while we anticipate that the Meeting will occur as planned on January 27, 2023, there is a possibility that, due to ever-changing circumstances related to the ongoing coronavirus (COVID-19) pandemic, the Meeting may be postponed or the location and/or approach may be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will hold the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

ATLAS U.S. TACTICAL INCOME FUND, INC.

Buchanan Office Center, Suite 201, Road 165 #40

Guaynabo, Puerto Rico 00968

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on January 27, 2023

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Atlas U.S. Tactical Income Fund, Inc., a Puerto Rico corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held on January 27, 2023 at 10:00 a.m., Atlantic time, at the offices of the Company, Buchanan Office Center, Suite 201, Road 165 #40, Guaynabo, Puerto Rico 00968, and any adjournments thereof (the “Meeting”).

Please read this Proxy Statement before voting on the Proposals. You may call toll-free at (800) 284-1755 if you have any questions about the Proxy Statement or would like additional information on how to attend the Meeting and vote in person. Only shareholders of record as of the close of business on December 16, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.

We anticipate that the Notice of Annual Meeting of Shareholders, Proxy Statement and the proxy card will be mailed to shareholders (“Shareholders”) beginning on or about January 9, 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS

The Proxy Statement for the Meeting is available online at https://vote.proxyonline.com/ultimus/docs/atlas2023.pdf

DESCRIPTION OF PROPOSAL

ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY

Background

Shareholders are being asked to vote on a proposal to elect the nominees to the Board. Each of the nominees currently serve as Directors of the Company (together, the “Incumbent Directors”) and are standing for election or re-election at the Meeting. Pursuant to the Company’s Bylaws, the Board may modify the number of members of the Board provided that the number of Directors will not be fewer than three or greater than fifteen. Directors of the Company are elected annually for a term of one year and serve until their successors are elected and qualified. The Board is currently comprised of five Directors.

Each Director named below has been nominated for election by the Board for a one-year term expiring in 2023. Each Director has agreed to serve as a Director if elected and has consented to be named as a nominee. No nominee is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A shareholder can vote for or withhold his or her vote from any or all of the nominees. In the absence of instructions to the contrary, the persons named as proxies will vote such proxy FOR the election of all the nominees named below. If any of the nominees should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve as a Director.

Information about the Board, Nominees and Executive Officers

The role of the Board is to provide general oversight of the Company’s business affairs, and to exercise all the Company’s powers except those reserved for the shareholders. The Board also reviews contractual arrangements with entities that provide services to the Company and reviews the Company’s performance as part of its responsibilities as Directors under the Investment Company Act of 1940, as amended (the “1940 Act”).

A majority of the Board are not “interested persons” of the Company or Atlas Asset Management, LLC, its investment adviser (the “Adviser”), as defined in Section 2(a)(19) of the 1940 Act. These individuals are referred to as the Company’s independent directors (“Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The directors who are “interested persons” of the Company or the Adviser are referred to as the Company’s interested directors (“Interested Directors”).

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The Board is currently composed of five Directors, three of whom are Independent Directors. The Board has determined that the following Directors are Independent Directors: Messrs. Inclán, Nido and Padilla. Based upon information requested from each Director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his capacity as a member of the Board or any Board committee or as a Shareholder.

Messrs. Hopgood and Pandal are the Company’s Interested Directors. Mr. Hopgood is interested because he owns 80% of the membership interests of the Adviser. Mr. Pandal is interested because he is a Vice President of the Adviser.

In considering each Director and the composition of the Board as a whole, the Company seeks individuals with a diverse group of experiences, characteristics, attributes and skills that the Company believes enables a Director to make a significant contribution to the Board, the Company and its shareholders. The experiences, characteristics, attributes and skills of the Directors are more fully described below.

The following tables set forth certain information regarding the Directors and Officers of the Company. The address for all individuals listed in the tables below is Buchanan Office Center, Suite 201, Road 165 #40, Guaynabo, Puerto Rico 00968:

Independent Directors

Name (Year of Birth)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Company Complex	Other Directorships
Eduardo Inclán (1975)	Director	1 year, since inception	Founder Bluhaus Capital; Founder Bluhaus Small Business Fund; Director East Island Excursions, Inc.; Former Senior Vice President Investment Banking Director Santander Securities.	1	None
Fernando J. Nido (1959)	Director	1 year, since September 2022	Independent Consultant, profession services since June 2014, Former managing partner, Puerto Rico, Deloitte; and former member of Puerto Rico’s Board of Accountancy, and former Vice Chair of Puerto Rico’s CPA Association	1	X-Square Balanced Fund, LLC (2019-2022); Trans-Oceanic Life Insurance Company and Trans-Oceanic Life Insurance Company of America (2019-present)
Jorge Padilla (1956)	Director	1 year since inception	Director, Converge RE; Executive Director & Trustee, GDB Debt Recovery Authority; Treasurer Fundacion CAP; Former Senior Vice President and Chief Financial Officer of Universal Insurance Group, Inc.; Former President Universal Finance, Inc.; Certified Public Accountant since 1980.	1	None
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Interested Directors and Officers

Name (Year of Birth)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Company Complex	Other Directorships
Paul Hopgood (1976)	President, and Director	1 year, since inception	President, Atlas Asset Management LLC; Former Chief Investment Officer of Santander Asset Management, LLC.	1	None
Jaime Pandal (1983)	Vice President, Director, Secretary and Treasurer	1-year, since inception	Vice President of Atlas Asset Management LLC; Former Senior Portfolio Analyst of Santander Asset Management, LLC.	1	None
Michael Minella (1971)	Chief-Compliance Officer	1 year, since November 2022	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (2022 – present); Director of Audit and Risk Strategy & Planning, Fidelity Investments, (“Fidelity”) (2021-2022); Vice President/Director FMR Co. Treasurer’s Officers (2012-2021)	1	None

Leadership Structure and Board of Directors

Overall responsibility for oversight of the Company rests with the Board. The Company has engaged the Adviser to manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Company in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s By-laws. The Board meets quarterly. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Dividend Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Paul Hopgood, an Interested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Jorge Padilla serves as the lead Independent Director of the Company. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Company is subject to a number of risks. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Company’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Adviser and each of the other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Company and the Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to the management of liquidity , derivatives , investment and valuation risks, among others.

The Board has an Audit Committee whose function is to oversee the Company’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Company’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The members of the Audit Committee are Eduardo Inclán, Fernando Nido and Jorge Padilla. During fiscal year ended September 30, 2022, the Audit Committee met four times.

The Board has a standing Dividend Committee whose function is to determine the amount, form, and record date of any dividends to be declared and paid by the Company. The Dividend Committee has four members, three of whom are Independent Directors (Eduardo Inclán, Fernando Nido and Jorge Padilla) and one who is an Interested Director Paul Hopgood). During fiscal year ended September 30, 2022, the Dividend Committee met 12 times. The Board, the Audit Committee and the Dividend Committee receive regular reports

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from the Company’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Company’s other primary service providers on a periodic or regular basis. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Incumbent Director Qualifications

The information above includes each Director principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.

Independent Directors

Mr. Eduardo Inclán has over 20 years of experience in the finance industry including serving for over 15 years in an investment banking executive role, and over five years as founder and manager of a financial advisory and private equity firm. Mr. Inclán serves on the board of East Island Excursions, Inc., and is a manager of the $60 million Bluhaus Small Business Fund L.P. SBIC Fund.

Mr. Fernando J. Nido has practiced public accounting for over thirty years and now serves as a consultant for private business and as a director on several boards. Mr. Nido had a 33 year career at Deloitte & Touche LLP (“Deloitte”), including 23 as a partner for Deloitte’s practice in Puerto Rico until his retirement. Mr. Nido’s responsibilities at Deloitte were client service delivery, professional practice quantity, financial performance and attracting, developing and retaining talent. Mr. Nido currently serves as Director, Trans-Oceanic Life Insurance Company and Trans-Oceanic Life Insurance Company of America and served on the Board of X-Square Balanced Fund, LLC from January 2019 to April 2022.

Mr. Jorge L. Padilla is a CPA has approximately 40 years of experience in the financial industry and has demonstrated leadership and management abilities as evidenced by his senior executive level positions held during its career. Mr. Padilla has 29 years of executive-level management experience in the Insurance and financial services industry and also served on the boards of various corporations. Over the last 7 years, Mr. Padilla has worked as a consultant to financial services organizations and is an investor in various business ventures.

Interested Directors

Mr. Paul Hopgood has over 22 years of experience in the asset management industry, including serving for over 5 years as senior portfolio manager and chief investment for a global asset management firm. Mr. Hopgood is chief investment officer Atlas Asset Management LLC.

Mr. Jaime Pandal has over 13 years of experience in the wealth and asset management industry, which include the responsibilities of trading and analyst. Mr. Pandal is senior portfolio manager Atlas Asset Management LLC.

The Company has concluded that each of these Directors should continue serving on the Board because of his ability to review and understand information about the Company, to identify and request other information he may deem relevant to the performance of the Directors’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Company, and to exercise his business judgment in a manner that serves the best interests of the Company’s shareholders.

Director Compensation

Each Independent Director receives a stipend from the Company of $2,500 on a quarterly basis plus expenses for attendance regular meetings of the Board of Directors, Audit Committee and Dividend Committee of the Board. The Independent Directors do not receive retirement or other benefits as part of their compensation. The following table sets forth the compensation earned by the Independent Directors for the Company’s fiscal year ended September 30, 2022, assuming four meetings of the Board, four meetings of the Audit Committee, and 12 meetings of the Dividend Committee.

Independent Director	Compensation from Company
Eduardo Inclán	$6,850
Mario Iturrino*	$2,500
Fernando Nido	$2,500
Jorge Padilla	$6,850

*Mr. Iturrino served as a Board member until his passing in April 2022.

The following tables show the dollar ranges of securities beneficially owned by the Directors in the Company as of December 9, 2022. No Independent Director or his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser. As of December 9, 2022, the Directors and Officers as a group held $ of the outstanding Class A shares and less than 1% of the outstanding Class C shares of the Company.

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Dollar Range of Equity Securities in the Company
Independent Directors
Eduardo Inclán	$0
Fernando Nido	$0
Jorge Padilla	over $100,000
Interested Directors
Paul Hopgood	over $100,000
Jaime Pandal	$10,001-$50,000

DESCRIPTION OF PROPOSAL

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF

The Directors do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Record Date

Only shareholders of record at the close of business on December 16, 2022 will be entitled to vote at the Meeting and at any adjournment thereof.

Required Vote and Voting Information

In accordance with the By-Laws of the Company, all elections for Directors shall be decided by plurality vote. A vote of a plurality of shares means that a candidate would only need to get more votes than a competing candidate to be elected to the Board. Since each of the Directors is running unopposed, each Director effectively needs only one vote to be elected if a quorum is present at the Meeting. All other questions shall be decided by majority vote of those stockholders present in person or by proxy except as otherwise provided by the Certificate of Incorporation or the laws of Puerto Rico.

The presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at the Meeting, a majority of the shares so represented may adjourn the Meeting from time to time without further notice. At such adjourned Meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

For purposes of determining the presence of a quorum, abstentions, broker "non-votes" or withheld votes will be counted as present. Abstentions will have no effect upon the election of directors but will have the effect of a "no" vote for purposes of obtaining the requisite approval. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

Audit Fees

The Audit Committee approved, and the Board ratified, the appointment of BBD, LLP (“BBD”), 1835 Market Street, 3rd floor, Philadelphia, PA 19103 as the Company’s independent registered public accounting firm at a meeting held on November 18, 2022. The Company is not asking shareholders to ratify the appointment by the Board of BBD as the independent registered public accounting firm for the Company.

Representatives of BBD are not expected to attend the Meeting or be available to respond to questions. However, BBD will have an opportunity to make a statement if it desires to do so. The Company knows of no direct financial or material indirect financial interest of BBD in the Company. There were no disagreements between management and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the prior two fiscal years.

Set forth in the table below are audit fees and non-audit related fees billed to the Company by BBD for professional services performed for the Company’s fiscal years ended September 30, 2022 and 2021:

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Fiscal Year	Audit Fees[1]	Tax Fees [2]	All Other Fees[3]
2022	$25,000	$0	$0
2021	$17,500	$0	$300
1.	“Audit Fees” are fees for professional services for the audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
2.	“Tax Fees” are for professional services for preparing tax returns.
3.	“All Other Fees” are for products and services other than those services reported under “Audit Fees,” and “Tax Fees.”

The Company’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and permitted non-audit services for the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Company. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. A shareholder owning of record or beneficially more than 25% of the Company’s outstanding shares may be considered a controlling person. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

As of the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares listed because they possessed voting or investment power with respect to such shares:

Name & Address	Percentage of Portfolio Share Class
Class A Shares
Associacion de Empleados Del Ela/Pablo Crespo Claudio Authorized Agent Melanie Del Toro Asencio Authorized Agent Juan J. Matias Del Rio Authorized Agent P.O. Box 364508 San Juan PR 00936-4505	8.25%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.54%
Class C Shares
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7.77%

Shareholder Proposals

 The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Company's By-Laws, shareholders owning in the aggregate 10% of the outstanding Shares of all classes of the Company have the right to call a meeting of shareholders to consider the removal of one or more directors. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Company has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Company of whom they have knowledge, and the Company will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Company may solicit proxies in person or by telephone,

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facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately $5,265. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Annual Meeting and all materials relating to the meeting and will solicit and tabulate votes of the shareholders.

OTHER MATTERS

The Company will furnish, without charge, a copy of the Company’s most recent annual report or semi-annual report succeeding to a shareholder upon request. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Company, you may call the Company at 1 (855) 969-8440 or write to the Company at Atlas U.S. Tactical Income Fund, Inc., c/o Ultimus Fund Solutions, P.O. Box 541150, Omaha, Nebraska 68154.

PROXY DELIVERY

If you and another shareholder share the same address, the Company may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Company if you wish to receive a separate copy of the Proxy Statement, and the Company will promptly mail a copy to you. You may also call or write to the Company’s proxy firm if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call our proxy information line at (800) 284-1755.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on January 27, 2023.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available online at https://vote.proxyonline.com/ultimus/docs/atlas2023.pdf

If you have any questions before you vote, please call our proxy information line at (800) 284-1755. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE

***VOTER PROFILE*:**

Voter ID:	Security ID:
Shares to Vote:	Household ID:

***VOTE REGISTERED TO*:**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 284-1755 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

Atlas U.S. Tactical Income Fund

Proxy for An Annual Meeting of Shareholders to be held on January 27, 2023

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints Teresa Ritchie and Paul Hopgood as attorneys-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Atlas U.S. Tactical Income Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on January 27, 2023, at 10:00 A.M. Atlantic Time (the "Meeting"), at the Buchanan Office Center, Suite 201, Road 165 #40, Puerto Rico 00968, or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on January 27, 2023. The proxy material for the Meeting is available at: https://vote.proxyonline.com/ultimus/docs/atlas2023.pdf

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (800) 284-1755 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

PROXY CARD

Atlas U.S. Tactical Income Fund

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Directors, and the proposal (set forth below) has been proposed by the Board of Directors. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Annual Meeting.

The Board of Directors of the Fund (the "Board"), including the Independent Directors, recommends that you vote FOR approval of the nominees.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect five members of the Board of Directors of the Fund to serve until the next annual Shareholder meeting or until their successors are elected and qualified:	O	O	O

1) Jorge Padilla
2) Fernando Nido
3) Eduardo Inclan
4) Paul Hopgood
5) Jaime Pandal

*To withhold authority to vote for one or more specific nominees, check "FOR ALL EXCEPT" and write the name(s) or number(s) of the excluded nominee(s) below:

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